UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2015

POSITIVEID CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33297	06-1637809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1690 South Congress Avenue, Suite 201

Delray Beach, Florida 33445

(Address of principal executive offices) (zip code)

(561) 805-8000

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K/A (this “Report”) and any related statements of representatives and partners of the Company contain, or may contain, among other things, certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements involve significant risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties, including those detailed in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control). The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

EXPLANATORY NOTE

On December 7, 2015, PositiveID Corporation (“PositiveID” or “Company”), filed a Current Report on Form 8-K under Items 1.01 and 3.02 (the “Initial Report”) to report that it had entered into several agreements related to its acquisition of all of the outstanding common stock of Thermomedics, Inc. (“Thermo”). One of those agreements was a Management Services and Control Agreement, dated December 4, 2015 (the “Control Agreement”), between the Company, Thermo, and Sanomedics, Inc. (“Sanomedics”), whereby PositiveID was appointed the manager of Thermo. In a separate agreement the Company entered into a First Amendment to the original Stock Purchase Agreement (the “Amendment”) with Sanomedics, which was entered into on October 21, 2015 (the “Stock Purchase Agreement”). The terms of the Stock Purchase Agreement were disclosed in that certain Current Report on Form 8-K filed by the Company on October 21, 2015. The original Stock Purchase Agreement as modified by the Amendment defines the agreed upon terms of the Company’s acquisition of all of the common stock of Thermo from Sanomedics. The Initial Report did not include disclosure under Item 2.01 that the acquisition of all of the outstanding common stock of Thermo was completed by operation of the Stock Purchase Agreement, Amendment and Control Agreement. This Current Report on Form 8-K/A amends the Initial Report to add disclosure under Item 2.01.

As a result of the Company assuming control of Thermo on December 4, 2015, it determined, pursuant to ASC 805-10-25-6, that December 4, 2015 was the acquisition date of Thermo for accounting purposes. In compliance with parts (a) and (b) of Item 9.01 of the Initial Report, the Company is filing the required financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. This Current Report on Form 8-K/A amends Items 9.01(a) and 9.01(b) of the Initial Report to provide the required financial information.

The Initial Report otherwise remains the same and the Items therein are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 2.01. Completion of Acquisition or Disposition of Assets.

By operation of the Stock Purchase Agreement, Amendment and Control Agreement, the Company determined that, for accounting purposes, its acquisition of all of the outstanding common stock of Thermo was completed on December 4, 2015, which is the date the Amendment and Control Agreement were entered into by the parties.

The information provided in Items 1.01 and 3.02 of the Initial Report related to the aforementioned Stock Purchase Agreement, Amendment and Control Agreement is incorporated by reference into this Item 2.01.

The financial statements and pro forma financial information provided in Item 9.01 to this Current Report on Form 8-K are incorporated herein by reference into this Item 2.01.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The audited financial statements of Thermo as of and for the years ended December 31, 2014 and 2013, and the notes related thereto are attached hereto as Exhibit 99.1 and are incorporated herein by reference.

The unaudited financial statements of Thermo as of September 30, 2015 and for the nine months ended September 30, 2015 and 2014, and the notes related thereto are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined balance sheet as of September 30, 2015 has been prepared to present the Company’s financial position as if the acquisition of Thermo had occurred on September 30, 2015. The unaudited pro forma condensed combined statements of operations for the year ended December 31, 2014 and the nine months ended September 30, 2015 have been prepared to present the Company’s results of operations as if the acquisition of Thermo had occurred on January 1, 2014 and January 1, 2015, respectively. The unaudited condensed combined pro forma financial information is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

(c) Exhibits

Exhibit No.	Description

99.1	Financial statements of Thermomedics, Inc. as of and for the years ended December 31, 2014 and 2013
99.2	Unaudited financial statements of Thermomedics, Inc. as of September 30, 2015 and for the nine months ended September 30, 2015 and 2014
99.3	Unaudited pro forma condensed combined financial information

2

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POSITIVEID CORPORATION

Date: February 19, 2016	By:	/s/ William J. Caragol
	Name:	William J. Caragol
	Title:	Chief Executive Officer

3